UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported): January 8, 2009

AMERICAN LAND LEASE, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-09360	84-1038736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, CLEARWATER, FL 33761

(Address of Principal Executive Offices) (Zip Code)

(727) 726-8868

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On January 8, 2009, American Land Lease, Inc. issued 192,418 shares of common stock to a limited partner of Asset Investors Operating Partnership, L.P., a majority owned subsidiary of the Company (the “Operating Partnership”), in exchange for units of limited partnership interests in the Operating Partnership (the “OP Units”). The OP Units were tendered to the Company for redemption in accordance with the terms and provisions of the Operating Partnership’s agreement of limited partnership. Such shares of common stock were issued based on an exchange ratio of one share for each OP Unit. The shares were issued in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, in reliance on representations and warranties made by the limited partner to the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE, INC.
(Registrant)

Dated: January 9, 2009	By:	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer